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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 15, 2001
                                                        -----------------


                            CRESCENT BANKING COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)


    Georgia                         0-20251                      58-1968323
---------------                   -----------                ------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                                251 Highway 515
                             Jasper, Georgia 30143
                             ---------------------
        (Addresses, including zip codes, of principal executive offices)

                                  (706) 692-2424
             -----------------------------------------------------
             (Registrant's telephone numbers, including area code)
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Item 5.  Other Events.
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     On November 9, 2001, Crescent Banking Company completed the sale of
$3,500,000 Crescent Capital Trust I floating rate trust preferred securities ("Capital Securities") with a maturity date of December 31, 2031 and a liquidation value of $50,000 per Capital Security. Interest on the Capital Securities is to be paid on the last day of each March, June, September, and December and is reset quarterly based on the prime rate plus 100 basis points at the end of the preceding quarter. Crescent Banking Company intends to use the proceeds from this offering to reduce its debt and for general corporate purposes, including providing capital to its subsidiaries.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits

          The following exhibits are filed herewith:

     Exhibit Number            Description of Exhibit
     --------------            ----------------------

         99.1           Press Release dated November 15, 2001
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SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CRESCENT BANKING COMPANY
                                         (Registrant)



                                   By:  /s/ J. Donald Boggus, Jr.
                                        --------------------------
                                        J. Donald Boggus, Jr.
                                        Chief Executive Officer

Date:   November 15, 2001
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                               INDEX TO EXHIBITS
                               -----------------



Exhibit Number          Description of Exhibit
--------------          ----------------------

    99.1            Press Release November 15, 2001